SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS ESG Liquidity Fund
Institutional Shares
Effective on or about October 15, 2018, the following information replaces the existing similar disclosure under the “MINIMUM INITIAL INVESTMENT” sub-heading under the “PURCHASE AND SALE OF FUND SHARES” heading of the fund’s summary prospectus.
Minimum Initial Investment
The minimum initial investment is $10,000,000 and there is no minimum additional investment. Accounts opened through a financial advisor may have different minimum investment amounts.
The fund reserves the right to modify the investment minimum.
Please Retain This Supplement for Future Reference

September 21, 2018
PROSTKR-1081